UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2014

Viking Investments Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1330 Avenue of the Americas, Suite 23 A, New York, NY	10019
(address of principal executive offices)	(zip code)

(212) 653-0946
(registrant’s telephone number, including area code)

138 Pinxinguan Road, Suite 906
Shanghai, China, 200070
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)(1) Previous independent registered public accounting firm:

Schwartz Levitsky Feldman LLP:

(i) On April 24, 2014, we informed Schwartz Levitsky Feldman LLP (“SLF”) of their dismissal as our independent registered public accounting firm.

(ii) SLF's report on our financial statements for the years ended December 31, 2013 and 2012, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii) Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

(iv) Through the periods covered by the financial audit for the years ended December 31, 2013 and 2012, there have been no disagreements with SLF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SLF would have caused them to make reference thereto in their report on the financial statements. Through the interim period from December 31, 2013, to April 24, 2014, there have been no disagreements with SLF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SLF would have caused them to make reference thereto in their report on the financial statements.

(v) We have authorized SLF to respond fully to the inquiries of the successor accountant.

(vi) During the years ended December 31, 2013 and 2012, and the interim period through April 24, 2014, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

(vii) We provided a copy of the foregoing disclosures to SLF prior to the date of the filing of this Report and requested that SLF furnish us with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(a)(2) New independent registered public accounting firm:

DKM Certified Public Accountants:

On April 25, 2014, we engaged DKM Certified Public Accountants (“DKM”) of Clearwater, Florida, as our new independent registered public accounting firm. During the fiscal years ended December 31, 2013 and 2012 and prior to April 25, 2014 (the date of the new engagement), we had not consulted with DKM regarding any of the following:

(i) The application of accounting principles to a specific transaction, either completed or proposed;

(ii) The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that DKM concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii) Any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 8.01. OTHER EVENTS.

As of May 1, 2014, we have relocated our headquarters and principal executive offices to 1330 Avenue of the Americas, Suite 23 A, New York, New York, 10019. Our new phone number is (212) 653-0946.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

a.	Financial Statements: None.

b.	Exhibits

NUMBER	EXHIBIT

16.1	Letter from Schwartz Levitsky Feldman LLP, dated May 2, 2014, regarding Change in Certifying Accountant (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Investments Group, Inc.

Dated: May 2, 2014	By:	/s/ Tom Simeo
Tom Simeo
CEO & Chairman